Morgan Stanley Municipal Income Opportunities Trust III
LETTER TO THE SHAREHOLDERS - MARCH 31, 2003

Dear Shareholder:

During the 12-month period ended March 31, 2003, U.S. economic growth was positive but disappointing. The pattern of the recovery was choppy, with many indicators fluctuating between strength and weakness. Early this year President Bush proposed several tax relief measures to bolster the economy. However, by the end of March most economic reports were obscured by news about the military conflict in Iraq.

Consumer spending was the best-performing sector of the economy last year. Mortgage refinancing and low-rate auto loans helped keep Americans buying. By year-end, growing apprehension about the war began to dominate and consumer confidence waned. The most noticeable impact was a spike in oil prices, that had a dampening effect similar to a tax increase. Confidence was also shaken when unemployment reached an eight-year high. To guard against further risks to economic growth, the Federal Reserve Board lowered the federal funds rate from
1.75 to 1.25 percent in early November. This marked the first change by the central bank in almost a year.

The direction of the fixed-income markets generally followed the lead of the economy as a whole. When the economy gained strength early last year, a consensus developed that the Federal Reserve would begin to tighten monetary policy by raising short-term interest rates. The bond market reacted to these concerns and yields rose in March 2002. Conditions again favored bonds in late spring as labor markets and capital-spending remained soft, new disclosures emerged on corporate ethics and geopolitical turmoil caused a flight to quality. In August, the Federal Reserve changed its monetary policy bias to weakness. Market expectations of rate hikes were extended further into the future and bonds rallied. In October, a surge in the equity markets created a brief, but sharp downdraft in bond prices. Renewed concerns about the economy and growing geopolitical conflicts again helped bonds rally through year-end.

In the first quarter of 2003 there was a flight-to-quality rally that placed a war premium on Treasuries and yields reached record lows. This risk premium narrowed by the end of March as yields moved higher.

Municipal Market Conditions

During 2002, the yield on the 30-year insured municipal bond index ranged from a high of 5.43 percent in March to a low of 4.74 percent in September. In the first quarter of 2003, the index's yield moved from 4.99 percent in January to
4.83 percent at the end of March.

Morgan Stanley Municipal Income Opportunities Trust III
LETTER TO THE SHAREHOLDERS - MARCH 31, 2003 continued

Throughout the period, the yield spread between BBB rated general obligation bonds and AAA rated bonds provided an average of 80 basis points of additional yield.

                         30-YEAR BOND YIELDS 1998-2003

                                    [GRAPH]

                  Insured                U.S.               Insured Municipal
                 Municipal             Treasury            Yields/U.S. Treasury
                  Yields                Yields                 Yields Ratio
                   5.15%                 5.92%                     86.99%
1998               5.15                  5.80                      88.79
                   5.20                  5.92                      87.84
                   5.25                  5.93                      88.53
                   5.35                  5.95                      89.92
                   5.20                  5.80                      89.66
                   5.20                  5.65                      92.04
                   5.18                  5.71                      90.72
                   5.03                  5.27                      95.45
                   4.95                  5.00                      99.00
                   5.05                  5.16                      97.87
                   5.00                  5.06                      98.81
                   5.05                  5.10                      99.02
1999               5.00                  5.09                      98.23
                   5.10                  5.58                      91.40
                   5.15                  5.63                      91.47
                   5.20                  5.66                      91.87
                   5.30                  5.83                      90.91
                   5.47                  5.96                      91.78
                   5.55                  6.10                      90.98
                   5.75                  6.06                      94.88
                   5.85                  6.05                      96.69
                   6.03                  6.16                      97.89
                   6.00                  6.29                      95.39
                   5.97                  6.48                      92.13
2000               6.18                  6.49                      95.22
                   6.04                  6.14                      98.37
                   5.82                  5.83                      99.83
                   5.91                  5.96                      99.16
                   5.91                  6.01                      98.34
                   5.84                  5.90                      98.98
                   5.73                  5.78                      99.13
                   5.62                  5.67                      99.12
                   5.74                  5.89                      97.45
                   5.65                  5.79                      97.58
                   5.55                  5.61                      98.93
                   5.27                  5.46                      96.52
2001               5.30                  5.50                      96.36
                   5.27                  5.31                      99.25
                   5.26                  5.44                      96.69
                   5.45                  5.79                      94.13
                   5.40                  5.75                      93.91
                   5.35                  5.76                      92.88
                   5.16                  5.52                      93.48
                   5.07                  5.37                      94.41
                   5.20                  5.42                      95.94
                   5.04                  4.87                     103.49
                   5.17                  5.29                      97.73
                   5.36                  5.47                      97.99
2002               5.22                  5.43                      96.13
                   5.14                  5.42                      94.83
                   5.43                  5.80                      93.62
                   5.30                  5.59                      94.81
                   5.29                  5.62                      94.13
                   5.27                  5.51                      95.64
                   5.12                  5.30                      96.60
                   5.00                  4.93                     101.42
                   4.74                  4.67                     101.50
                   5.01                  4.99                     100.40
                   5.10                  5.04                     101.19
                   4.87                  4.76                     102.31
2003               4.99                  4.87                     103.10
                   4.83                  4.67                     103.43
                   4.83                  4.80                     100.63

Source: Municipal Market Data -- A Division of Thomson Financial Municipal Group and Bloomberg L.P.

The ratio of municipal yields as a percentage of U.S. Treasury yields is used to gauge the relative value of municipals. A declining ratio indicates that municipal yields have become richer. The ratio of 30-year insured municipal bond yields to 30-year Treasuries fell from 98 percent in December 2001 to 94 percent in March. Municipal prices lagged the summer rally in U.S. Treasuries and the ratio moved above 100 percent, remaining there through the first quarter of 2003. This high ratio indicated that municipals were relatively cheaper than Treasuries.

The President's tax proposals, which included the elimination of taxation on dividend income and an acceleration of the reduction in marginal rates, also affected the municipal market. The tax-exempt bond market reacted to the potential tax-reform risk by adjusting the tax-exempt to taxable-bond relationship. Historically, after uncertainty passes, the relationship returns to a more normal trading range.

Morgan Stanley Municipal Income Opportunities Trust III
LETTER TO THE SHAREHOLDERS - MARCH 31, 2003 continued

In 2002, long-term municipal volume increased to a record $357 billion as state and local governments took advantage of lower interest rates to meet cash flow needs and refinance outstanding debt. In the first quarter of 2003, the new-issue volume of $84 billion was 23 percent above last year's level. This pace is expected to continue throughout the year as budgetary problems force municipalities to borrow. California's share of national volume increased to 19 percent. New York, Florida, New Jersey and Texas the next largest states in terms of issuance, together represented an additional 29 percent of the national total.

Performance

The net asset value (NAV) of Morgan Stanley Municipal Income Opportunities Trust III (OIC) increased from $9.32 to $9.33 per share for the fiscal year ended March 31, 2003. Based on this change plus reinvestment of tax-free dividends totaling $0.57 per share, the Fund's total NAV return was 6.79 percent. OIC's value on the New York Stock Exchange (NYSE) decreased from $8.72 to $8.63 per share during the same period. Based on this change plus reinvestment of tax-free dividends, OIC's total market return was 5.58 percent. On March 31, 2003 OIC's NYSE market price was at a 7.50 percent discount to its NAV.

Monthly dividends for the second quarter of 2003, declared in March, were unchanged at $0.0475 per share. The dividend reflects the level of the Fund's undistributed net investment income and projected earnings power. The Fund's level of undistributed net investment income was approximately $0.12 per share on March 31, 2003, which remained unchanged from 12 months earlier. Past performance is no guarantee of future results.

Portfolio Structure

OIC's net assets of $86.6 million were diversified among 11 long-term sectors and 63 credits. At the end of March, over 60 percent of the portfolio's holdings were below investment grade or nonrated. As mentioned in previous reports, the Fund's credit exposure in the municipal high-yield category will continue to be managed with a preference for better-than-average quality within the nonrated category. The portfolio's average maturity was 20 years. Option-adjusted duration, a measure of sensitivity to interest-rate changes, was 7.8 years.

The portfolio holds three airline credits in the industrial development/pollution control revenue sector: American Airlines, Continental Airlines and United Airlines. These holdings in aggregate are less than 2 percent of net assets. One nursing facility representing 1.5 percent of net assets was accruing income but may have difficulty meeting future debt service payments. Importantly, the Fund has avoided bonds secured by tobacco settlement payments. Many states have issued

Morgan Stanley Municipal Income Opportunities Trust III
LETTER TO THE SHAREHOLDERS - MARCH 31, 2003 continued

bonds backed by their entitlement to revenues from the Master Settlement Agreement with tobacco companies. A class action judgment against Philip Morris, a major participant in the states' agreement, has created uncertainty about the company's ability to meet its obligations.

The accompanying charts provide current information on the portfolio's credit ratings, maturity distribution and sector concentrations. Optional call provisions by year and their respective cost (book) yields are also shown.

Looking Ahead

The war with Iraq and its aftermath may continue to weigh on economic activity. We expect that an accommodative Fed policy, fiscal stimulus and other favorable fundamental conditions should support improved economic growth later this year. However, the Federal Reserve remains willing and able to further ease rates should economic growth remain below its potential.

In our view the yields on tax-exempt securities continue to favor municipal bonds as an attractive choice for tax-conscious investors. For many investors, the taxable equivalent yields available on municipal bonds offer a significant advantage.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, which ever is lower at the time of purchase. During the 12-month period ended March 31, 2003, the Fund purchased and retired 187,600 shares of common stock at a weighted average market discount of 6.71 percent.

We appreciate your ongoing support of Morgan Stanley Municipal Income Opportunities Trust III and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President and CEO

Morgan Stanley Municipal Income Opportunities Trust III
LETTER TO THE SHAREHOLDERS - MARCH 31, 2003 continued

LARGEST SECTORS AS OF MARCH 31, 2003
(% OF NET ASSETS)

[BAR CHART]

HOSPITAL                                                           19%
IDR/PCR*                                                           17%
RETIREMENT & LIFE CARE FACILITIES                                  16%
RECREATIONAL FACILITIES                                            14%
NURSING & HEALTH RELATED FACILITIES                                10%
MORTGAGE                                                            8%
EDUCATIONAL FACILITIES                                              6%

*INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT RATINGS AS OF MARCH 31, 2003
(% OF LONG-TERM PORTFOLIO)

[PIE CHART]

Aaa OR AAA                          Aa OR AA             A OR A            Baa OR BBB           Ba OR BB               NR
----------                          --------             ------            ----------           --------               --
   5%                                  1%                  4%                  29%                 4%                  57%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


                            DISTRIBUTION BY MATURITY
                           (% OF LONG-TERM PORTFOLIO)

                                  [BAR CHART]

WEIGHTED AVERAGE MATURITY: 20 YEARS

1-5 YEARS                                                                         2%
5-10 YEARS                                                                       22%
10-20 YEARS                                                                      20%
20-30 YEARS                                                                      52%
30+ YEARS                                                                         4%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Municipal Income Opportunities Trust III
LETTER TO THE SHAREHOLDERS - MARCH 31, 2003 continued


                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                 MARCH 31, 2003

WEIGHTED AVERAGE CALL PROTECTION: 5 YEARS

                                  [BAR CHART]

YEARS BOND CALLABLE                                           PERCENT CALLABLE
2003                                                                       12%*
2004                                                                        9%
2005                                                                        7%
2006                                                                        9%
2007                                                                        1%
2008                                                                        9%
2009                                                                       10%
2010                                                                       13%
2011                                                                       10%
2012                                                                       15%
2013+                                                                       5%

*100% WERE PREVIOUSLY CALLABLE


WEIGHTED AVERAGE BOOK YIELD: 7.0%

                               COST (BOOK) YIELD*

                                  [BAR CHART]

2003                                                                        8.5%
2004                                                                        6.3%
2005                                                                        6.9%
2006                                                                        8.2%
2007                                                                        6.0%
2008                                                                        6.3%
2009                                                                        6.1%
2010                                                                        6.8%
2011                                                                        7.3%
2012                                                                        6.6%
2013+                                                                       7.0%

*COST OR BOOK YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE FUND OPERATING EXPENSES. FOR EXAMPLE, THE FUND IS EARNING A BOOK YIELD OF 8.5% ON 12% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2003.
PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Municipal Income Opportunities Trust III
RESULTS OF ANNUAL MEETING - MARCH 31, 2003

                             *         *         *

On October 23, 2002 an annual meeting of the Fund's shareholders was held for the purpose of electing trustees, the results of which were as follows:

(1) Election of Trustees:

Wayne E. Hedien
For..................................................   7,910,931
Withheld.............................................     159,241
Manuel H. Johnson
For..................................................   7,909,131
Withheld.............................................     161,041

The following Trustees were not standing for reelection at this meeting: Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, James F. Higgins, Michael E. Nugent and Philip J. Purcell.

Morgan Stanley Municipal Income Opportunities Trust III
PORTFOLIO OF INVESTMENTS - MARCH 31, 2003

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE        VALUE
--------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (96.2%)
            Educational Facilities Revenue (6.4%)
 $   800    ABAG Finance Authority for Nonprofit Corporations,
              California, National Center for International Schools
              COPs.....................................................   7.50%   05/01/11   $   867,552
   1,200    San Diego County, California, The Burnham Institute COPs...   6.25    09/01/29     1,255,848
   1,500    Upland, Indiana, Taylor University Ser 2002................   6.25    09/01/28     1,591,350
   2,000    New York City Industrial Development Agency, New York,
              Polytechnic University 2000..............................   6.125   11/01/30     1,839,680
 -------                                                                                     -----------
   5,500                                                                                       5,554,430
 -------                                                                                     -----------
            Hospital Revenue (18.6%)
   1,000    Arizona Health Facilities Authority, John C Lincoln Health
              Ser 2002.................................................   6.375   12/01/37     1,020,440
   1,500    Hawaii Department of Budget & Finance, Wilcox Memorial
              Hospital Ser 1998........................................   5.50    07/01/28     1,417,830
   1,000    Indiana Health Facility Financing Authority, Riverview
              Hospital Ser 2002........................................   6.125   08/01/31     1,006,360
            Massachusetts Health & Educational Facilities Authority,
   1,000      Dana Farber Cancer Institute Ser G-1.....................   6.25    12/01/14     1,066,160
   1,000      Dana Farber Cancer Institute Ser G-1.....................   6.25    12/01/22     1,056,530
   1,000    Nevada, Missouri, Nevada Regional Medical Center Ser
              2001.....................................................   6.75    10/01/31       987,540
   1,000    Henderson, Nevada, Catholic Health Care West 1998 Ser A....   5.125   07/01/28       839,090
   1,000    New Hampshire Higher Educational & Health Facilities
              Authority, Littleton Hospital Association Ser 1998 A.....   6.00    05/01/28       797,310
   1,000    New Jersey Health Care Facilities Financing Authority,
              Raritan Bay Medical Center Ser 1994......................   7.25    07/01/27     1,043,120
   1,000    New York City Industrial Development Agency, New York,
              Staten Island University Hospital Ser B..................   6.375   07/01/31     1,029,070
   1,500    Oklahoma Development Finance Authority, Comanche County
              Hospital 2000 Ser B......................................   6.60    07/01/31     1,470,270
   1,245    Horizon Hospital System Authority, Pennsylvania, Ser
              1996.....................................................   6.35    05/15/16     1,309,628
   1,500    Knox County Health, Educational & Housing Facility Board,
              Tennessee, Baptist Health of East Tennessee Ser 2002.....   6.50    04/15/31     1,542,240
   1,500    Teton County Hospital District, Wyoming, St. Johns Medical
              Center Ser 2002..........................................   6.75    12/01/27     1,478,565
 -------                                                                                     -----------
  16,245                                                                                      16,064,153
 -------                                                                                     -----------
            Industrial Development/Pollution Control Revenue (17.1%)
   1,000    Los Angeles Regional Airports Improvement Corporation,
              California, American Airlines Inc Terminal 4 Ser 2002 C
              (AMT)....................................................   7.50    12/01/24       639,980
   1,305    Metropolitan Washington Airports Authority, District of
              Columbia & Virginia, CaterAir International Corp Ser 1991
              (AMT)++..................................................  10.125   09/01/11     1,296,374
     600    Chicago, Illinois, United Airlines Inc Refg Ser 2001 C
              (a)......................................................   6.30    05/01/16        52,500
   1,000    Iowa Finance Authority, IPSCO Inc Ser 1997 (AMT)...........   6.00    06/01/27       887,690
   3,000    Perry County, Kentucky, TJ International Inc Ser 1994
              (AMT)....................................................   7.00    06/01/24     3,114,840

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
PORTFOLIO OF INVESTMENTS - MARCH 31, 2003 continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE        VALUE
--------------------------------------------------------------------------------------------------------
 $ 1,285    Maryland Industrial Development Financing Authority,
              Medical Waste Associates LP 1989 Ser (AMT)...............   8.75%   11/15/10   $ 1,126,405
   1,000    New Jersey Economic Development Authority, Continental
              Airlines, Inc. Ser 1999 (AMT)............................   6.625   09/15/12       670,470
   1,000    Beaver County Industrial Development Authority,
              Pennsylvania, Toledo Edison Co Collateralized Ser 1995
              B........................................................   7.75    05/01/20     1,090,550
     880    Carbon County Industrial Development Authority,
              Pennsylvania, Panther Creek Partners Refg 2000 Ser
              (AMT)....................................................   6.65    05/01/10       916,722
     925    Lexington County, South Carolina, Ellett Brothers Inc Refg
              Ser 1998.................................................   7.50    09/01/08       903,753
            Brazos River Authority, Texas,
     650      TXU Electric Refg Ser 1999 A (AMT).......................   7.70    04/01/33       674,758
     500      TXU Electric Refg Ser 2001 C (AMT).......................   5.75    05/01/36       485,975
   3,000    Pittsylvania County Industrial Development Authority,
              Virginia, Multi-Trade LP Ser 1994 A (AMT)................   7.45    01/01/09     2,982,120
 -------                                                                                     -----------
  16,145                                                                                      14,842,137
 -------                                                                                     -----------
            Mortgage Revenue - Multi-Family (5.5%)
            Alexandria Redevelopment & Housing Authority, Virginia,
   1,760      Courthouse Commons Apts Ser 1990 A (AMT).................  10.00    01/01/21     1,715,419
   9,370      Courthouse Commons Apts Ser 1990 B (AMT).................   0.00    01/01/21     1,353,984
   1,715    Washington Housing Finance Commission, FNMA Collateralized
              Refg Ser 1990 A..........................................   7.50    07/01/23     1,717,916
 -------                                                                                     -----------
  12,845                                                                                       4,787,319
 -------                                                                                     -----------
            Mortgage Revenue - Single Family (2.8%)
     670    Colorado Housing Finance Authority, 1998 Ser B-2 (AMT).....   7.25    10/01/31       712,706
   1,590    Chicago, Illinois, GNMA-Collateralized Ser 1998 A-1
              (AMT)....................................................   6.45    09/01/29     1,671,615
 -------                                                                                     -----------
   2,260                                                                                       2,384,321
 -------                                                                                     -----------
            Nursing & Health Related Facilities Revenue (9.9%)
   2,000    Orange County Health Facilities Authority, Florida,
              Westminister Community Care Ser 1999.....................   6.75    04/01/34     1,527,700
   1,000    Iowa Health Facilities Development Financing Authority,
              Care Initiatives Ser 1996................................   9.25    07/01/25     1,180,860
   1,400    Westside Habilitation Center, Louisiana, Intermediate Care
              Facility for the Mentally Retarded Refg Ser 1993.........   8.375   10/01/13     1,449,812
   2,105    Massachusetts Development Finance Agency, Kennedy-Donovan
              Center Inc 1990 Issue....................................   7.50    06/01/10     2,201,767
   1,000    Mount Vernon Industrial Development Agency, New York,
              Meadowview at the Wartburg Ser 1999......................   6.20    06/01/29       880,690
   1,790    Hurricane, Utah, Mission Health Service Ser 1990 (b).......  10.50    07/01/20     1,299,970
 -------                                                                                     -----------
   9,295                                                                                       8,540,799
 -------                                                                                     -----------
            Recreational Facilities Revenue (13.9%)
   1,000    Sacramento Financing Authority, California, Convention
              Center Hotel 1999 Ser A..................................   6.25    01/01/30       983,800

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
PORTFOLIO OF INVESTMENTS - MARCH 31, 2003 continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE        VALUE
--------------------------------------------------------------------------------------------------------
 $ 1,300    San Diego County, California, San Diego Natural History
              Museum COPs..............................................   5.60%   02/01/18   $ 1,342,120
   3,250    Metropolitan Football Stadium District, Colorado, Sales Tax
              Ser 1999 A (MBIA)........................................   0.00    01/01/10     2,537,535
     500    Mashantucket (Western) Pequot Tribe, Connecticut, Special
              1996 Ser A (c)...........................................   6.40    09/01/11       539,450
   1,500    Mohegan Tribe of Indians of Connecticut Gaming Authority,
              Ser 2001.................................................   6.25    01/01/31     1,560,255
   1,000    Overland Park Development Corporation, Kansas, Convention
              Center Hotel Ser 2000 A..................................   7.375   01/01/32     1,017,020
   3,000    Saint Louis Industrial Development Authority, Missouri,
              Kiel Center Refg Ser 1992 (AMT)..........................   7.75    12/01/13     3,044,190
   1,000    Austin Convention Enterprises Inc, Texas, Convention Center
              Hotel Ser 2000 A.........................................   6.70    01/01/32     1,036,490
 -------                                                                                     -----------
  12,550                                                                                      12,060,860
 -------                                                                                     -----------
            Retirement & Life Care Facilities Revenue (15.6%)
   2,000    St Johns County Industrial Development Authority, Florida,
              Glenmoor Ser 1999 A......................................   8.00    01/01/30     1,965,420
     500    Hawaii Department of Budget & Finance, Kahala Nui, 2003 Ser
              A........................................................   8.00    11/15/33       495,080
   1,425    Massachusetts Development Finance Agency, Loomis
              Communities Ser 1999 A...................................   5.625   07/01/15     1,343,575
            New Jersey Economic Development Authority,
   1,000      Cedar Crest Villiage Inc Ser 2001 A......................   7.25    11/15/31       993,080
   1,000      Franciscan Oaks Ser 1997.................................   5.70    10/01/17       913,340
   1,000      Franciscan Oaks Ser 1997.................................   5.75    10/01/23       875,810
     990    Glen Cove Housing Authority, New York, Mayfair at Glen Cove
              Ser 1996 (AMT)...........................................   8.25    10/01/26     1,057,231
   1,000    Bexar County Health Facilities Development Corporation,
              Texas, Army Retirement Residence Ser 2002................   6.30    07/01/32     1,016,790
   2,925    Chesterfield County Industrial Development Authority,
              Virginia, Brandermill Woods Ser 1998.....................   6.50    01/01/28     2,861,293
     500    Peninsula Ports Authority of Virginia , Virginia Baptist
              Homes, Ser 2003 A........................................   7.375   12/01/32       503,225
   1,750    Wisconsin Health & Educational Facilities Authority,
              Oakwood Ser 1998.........................................   5.90    08/15/28     1,459,885
 -------                                                                                     -----------
  14,090                                                                                      13,484,729
 -------                                                                                     -----------
            Tax Allocation Revenue (4.1%)
   1,000    Capistrano Unified School District, California, Community
              Facilities District #98-2 Ladera Ser 1999 Special Tax....   5.75    09/01/29       997,250
            Elk Valley Public Improvement Corporation, Colorado
     500      Ser 2001 A...............................................   7.30    09/01/22       509,810
     500      Ser 2001 A...............................................   7.35    09/01/31       509,785

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
PORTFOLIO OF INVESTMENTS - MARCH 31, 2003 continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE        VALUE
--------------------------------------------------------------------------------------------------------
 $   500    Chicago, Illinois Special Assessment Improvement, Lake
              Shore East Project, Ser 2002.............................   6.75%   12/01/32   $   498,665
   1,000    Des Peres, Missouri, West County Center Ser 2002...........   5.75    04/15/20     1,000,670
 -------                                                                                     -----------
   3,500                                                                                       3,516,180
 -------                                                                                     -----------
            Transportation Facilities Revenue (1.1%)
   1,000    Nevada Department of Business & Industry, Las Vegas
 -------      Monorail 2nd Tier Ser 2000...............................   7.375   01/01/40       996,190
                                                                                             -----------
            Water & Sewer Revenue (1.2%)
   1,000    Northern Palm Beach County Improvement District, Florida,
              Water Control & Improvement #9A Ser 1996 A...............   7.30    08/01/27     1,065,240
 -------                                                                                     -----------
  94,430    Total Tax-Exempt Municipal Bonds (Cost $84,323,396)...........................    83,296,358
 -------                                                                                     -----------
            Short-Term Tax-Exempt Municipal Obligation (2.4%)
   1,000    Lorain County, Ohio, Laurel Lakes Ser 1993.................   7.30    12/15/03+    1,060,590
     980    North Central Texas Health Facilities Development
              Corporation, Presbyterian Medical Center Ser 1985 D
              (MBIA) (Demand 04/01/03).................................   1.19*   12/01/15       980,000
 -------                                                                                     -----------
   1,980    Total Short-Term Tax-Exempt Municipal Obligations (Cost $1,980,000)...........     2,040,590
 -------                                                                                     -----------
 $96,410    Total Investments (Cost $86,303,396) (d)....................             98.6%    85,336,948
 =======
            Other Assets in Excess of Liabilities.......................              1.4      1,230,382
                                                                                    -----    -----------
            Net Assets..................................................            100.0%   $86,567,330
                                                                                    =====    ===========

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
    *       Current coupon of variable rate demand obligation.
    +       Prerefunded to call date shown.
    ++      Joint exemption in locations shown.
   (a)      Issuer in bankruptcy.
   (b)      Issue is in process of being restructured.
   (c)      Resale is restricted to qualified institutional investors.
   (d)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes. The
            aggregate gross unrealized appreciation is $2,296,592 and
            the aggregate gross unrealized depreciation is $3,263,040, resulting in net unrealized depreciation of $966,448.

Bond Insurance:
--------------
   MBIA     Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
PORTFOLIO OF INVESTMENTS - MARCH 31, 2003 continued

                       Geographic Summary of Investments
                Based on Market Value as a Percent of Net Assets

Arizona.................     1.2%
California..............     7.0
Colorado................     4.9
Connecticut.............     2.4
District of Columbia....     1.5
Florida.................     5.3
Hawaii..................     2.2
Illinois................     2.6
Indiana.................     3.0
Iowa....................     2.4
Kansas..................     1.2
Kentucky................     3.6
Louisiana...............     1.7
Maryland................     1.3
Massachusetts...........     6.6
Missouri................     5.8
Nevada..................     2.1
New Hampshire...........     0.9
New Jersey..............     5.2
New York................     5.6
Ohio....................     1.2
Oklahoma................     1.7
Pennsylvania............     3.8
South Carolina..........     1.0
Tennessee...............     1.8
Texas...................     4.8
Utah....................     1.5
Virginia................    12.4
Washington..............     2.0
Wisconsin...............     1.7
Wyoming.................     1.7
Joint Exemption*........    (1.5)
                            ----
Total...................    98.6%
                            ====

---------------------
* Joint exemptions have been included in each geographic location.

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2003

Assets:
Investments in securities, at value
  (cost $86,303,396)........................................  $85,336,948
Cash........................................................       51,397
Receivable for:
    Interest................................................    1,648,934
    Investments sold........................................      345,000
Prepaid expenses............................................       12,555
                                                              -----------
    Total Assets............................................   87,394,834
                                                              -----------
Liabilities:
Payable for:
    Investments purchased...................................      650,000
    Investment advisory fee.................................       36,868
    Administration fee......................................       22,121
    Shares of beneficial interest redeemed..................       17,246
Accrued expenses............................................      101,269
                                                              -----------
    Total Liabilities.......................................      827,504
                                                              -----------
    Net Assets..............................................  $86,567,330
                                                              ===========
Composition of Net Assets:
Paid-in-capital.............................................  $87,993,607
Net unrealized depreciation.................................    (966,448)
Accumulated undistributed net investment income.............    1,123,663
Accumulated net realized loss...............................  (1,583,492)
                                                              -----------
    Net Assets..............................................  $86,567,330
                                                              ===========
Net Asset Value Per Share,
  9,279,573 shares outstanding (unlimited shares authorized
  of $.01 par value)                                                $9.33
                                                                    =====

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended March 31, 2003

Net Investment Income:

Interest Income.............................................  $6,087,927
                                                              ----------
Expenses
Investment advisory fee.....................................     439,371
Administration fee..........................................     263,623
Professional fees...........................................      44,546
Transfer agent fees and expenses............................      32,125
Shareholder reports and notices.............................      27,005
Trustees' fees and expenses.................................      20,469
Registration fees...........................................      12,604
Custodian fees..............................................       6,657
Other.......................................................      11,552
                                                              ----------
    Total Expenses..........................................     857,952
Less: expense offset........................................      (6,632)
                                                              ----------
    Net Expenses............................................     851,320
                                                              ----------
    Net Investment Income...................................   5,236,607
                                                              ----------
Net Realized and Unrealized Gain (Loss):
Net realized loss...........................................    (744,766)
Net change in unrealized depreciation.......................     786,162
                                                              ----------
    Net Gain................................................      41,396
                                                              ----------
Net Increase................................................  $5,278,003
                                                              ==========

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                              FOR THE YEAR     FOR THE YEAR
                                                                 ENDED            ENDED
                                                              MARCH 31, 2003   MARCH 31, 2002
                                                               -----------      -----------

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................   $ 5,236,607      $ 5,455,570
Net realized loss...........................................      (744,766)        (619,418)
Net change in unrealized depreciation.......................       786,162         (475,574)
                                                               -----------      -----------
    Net Increase............................................     5,278,003        4,360,578
                                                               -----------      -----------
Dividends and Distributions to Shareholders from:
Net investment income.......................................    (5,346,225)      (5,438,980)
Net realized gain...........................................       --              (517,592)
                                                               -----------      -----------
    Total Dividends and Distributions.......................    (5,346,225)      (5,956,572)
                                                               -----------      -----------

Decrease from transactions in shares of beneficial
  interest..................................................    (1,635,237)      (1,557,379)
                                                               -----------      -----------

    Net Decrease............................................    (1,703,459)      (3,153,373)
Net Assets:
Beginning of period.........................................    88,270,789       91,424,162
                                                               -----------      -----------
End of Period
(Including accumulated undistributed net investment income
of $1,123,663 and $1,235,781, respectively).................   $86,567,330      $88,270,789
                                                               ===========      ===========

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2003

1. Organization and Accounting Policies

Morgan Stanley Municipal Income Opportunities Trust III (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on February 20, 1990 and commenced operations on April 30, 1990.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and
(3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay

Morgan Stanley Municipal Income Opportunities Trust III
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2003 continued

to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Advisor") the Fund pays the Investment Advisor an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Advisor, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.30% to the Fund's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 2003 aggregated $6,593,900 and $7,859,852, respectively.

Morgan Stanley Trust, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At March 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $4,300.

Morgan Stanley Municipal Income Opportunities Trust III
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2003 continued

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended March 31, 2003 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,257. At March 31, 2003, the Fund had an accrued pension liability of $56,486 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                          PAR VALUE    EXCESS OF
                                                               SHARES     OF SHARES    PAR VALUE
                                                              ---------   ---------   -----------
Balance, March 31, 2001.....................................  9,640,973    $96,410    $91,089,770
Treasury shares purchased and retired (weighted average
  discount 5.55%)*..........................................   (173,800)    (1,738)    (1,555,641)
                                                              ---------    -------    -----------
Balance, March 31, 2002.....................................  9,467,173     94,672     89,534,129
Treasury shares purchased and retired (weighted average
  discount 6.71%)*..........................................   (187,600)    (1,876)    (1,633,361)
Reclassification due to permanent book/tax differences......     --          --                43
                                                              ---------    -------    -----------
Balance, March 31, 2003.....................................  9,279,573    $92,796    $87,900,811
                                                              =========    =======    ===========

---------------------
   * The Trustees have voted to retire the shares purchased.

5. Dividends

On March 25, 2003, the Fund declared the following dividends from net investment income:

 AMOUNT        RECORD         PAYABLE
PER SHARE       DATE            DATE
---------  --------------  --------------
 $0.0475   April 4, 2003   April 17, 2003
 $0.0475    May 9, 2003     May 23, 2003
 $0.0475    June 6, 2003   June 20, 2003

6. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

Morgan Stanley Municipal Income Opportunities Trust III
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2003 continued

7. Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At March 31, 2003, the Fund did not hold positions in residual interest bonds.

To hedge against adverse interest rate changes, the Fund may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities.

At March 31, 2003, the Fund had no outstanding futures contracts.

8. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes, are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                       FOR THE YEAR      FOR THE YEAR
                                           ENDED             ENDED
                                      MARCH 31, 2003    MARCH 31, 2002
                                      ---------------   ---------------
Tax-exempt income...................    $5,346,225        $5,438,983
Ordinary income.....................       --                 61,235
Long-term capital gains.............       --                456,354
                                        ----------        ----------
Total distributions.................    $5,346,225        $5,956,572
                                        ==========        ==========

Morgan Stanley Municipal Income Opportunities Trust III
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2003 continued

As of March 31, 2003, the tax-basis components of accumulated earnings were as follows:

Undistributed tax-exempt income...............   $ 1,094,003
Undistributed long-term gains.................       --
                                                 -----------
Net accumulated earnings......................     1,094,003
Capital loss carryforward*....................    (1,386,312)
Temporary differences.........................       (56,486)
Post-October losses...........................      (197,180)
Net unrealized depreciation...................      (880,302)
                                                 -----------
Total accumulated losses......................   $(1,426,277)
                                                 ===========

* As of March 31, 2003, the Fund had a net capital loss carryforward of $1,386,312 which will expire on March 31, 2011 to offset future capital gains to the extent provided by regulations.

As of March 31, 2003, the Fund had temporary book/tax differences attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year), a non-deductible expense and book amortization of discounts on debt securities and permanent book/tax differences primarily attributable to tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged $2,500, accumulated net realized loss was credited $2,457 and paid-in-capital was credited $43.

Morgan Stanley Municipal Income Opportunities Trust III

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                            FOR THE YEAR ENDED MARCH 31
                                                             ---------------------------------------------------------
                                                               2003        2002        2001        2000        1999
                                                             ---------   ---------   ---------   ---------   ---------

Selected Per Share Data:
Net asset value, beginning of period.......................     $9.32      $ 9.48      $ 9.34      $ 9.99      $10.02
                                                                -----      ------      ------      ------      ------
Income (loss) from investment operations:
    Net investment income*.................................      0.56        0.57        0.57        0.57        0.58
    Net realized and unrealized gain (loss)................      0.01       (0.12)       0.11       (0.75)      (0.02)
                                                                -----      ------      ------      ------      ------
Total income (loss) from investment operations.............      0.57        0.45        0.68       (0.18)       0.56
                                                                -----      ------      ------      ------      ------
Less dividends and distributions from:
    Net investment income..................................     (0.57)      (0.57)      (0.56)      (0.54)      (0.59)
    Net realized gain......................................     --          (0.05)      (0.01)      (0.01)      --
                                                                -----      ------      ------      ------      ------
Total dividends and distributions..........................     (0.57)      (0.62)      (0.57)      (0.55)      (0.59)
                                                                -----      ------      ------      ------      ------
Anti-dilutive effect of acquiring treasury shares*.........      0.01        0.01        0.03        0.08       --
                                                                -----      ------      ------      ------      ------
Net asset value, end of period.............................     $9.33      $ 9.32      $ 9.48      $ 9.34      $ 9.99
                                                                =====      ======      ======      ======      ======
Market value, end of period................................     $8.63      $ 8.72      $ 8.85      $7.688      $9.313
                                                                =====      ======      ======      ======      ======
Total Return+..............................................      5.58%       5.56%      23.09%     (11.87)%      0.11%
Ratios to Average Net Assets:
Expenses...................................................      0.98%(1)    0.99%(1)    0.97%(1)    0.99%(1)    1.02%(1)
Net investment income......................................      5.96%       6.02%       6.05%       5.89%       5.83%
Supplemental Data:
Net assets, end of period, in thousands....................   $86,567     $88,271     $91,424     $92,672    $105,068
Portfolio turnover rate....................................         8%         18%         14%         20%         20%

---------------------

     * The per share amounts were computed using an average number of shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of

Morgan Stanley Municipal Income Opportunities Trust III:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Municipal Income Opportunities Trust III (the "Fund"), including the portfolio of investments, as of March 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Municipal Income Opportunities Trust III as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
May 7, 2003
      --------------------------------------------------------------------

                      2003 FEDERAL TAX NOTICE (UNAUDITED)

         For the year ended March 31, 2003, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

Morgan Stanley Municipal Income Opportunities Trust III

TRUSTEE AND OFFICER INFORMATION

Independent Trustees:
                                                                                                         Number of
                                                                                                         Portfolios
                                                                                                         in Fund
                                       Position(s)  Term of Office                                       Complex
      Name, Age and Address of          Held with   and Length of   Principal Occupation(s) During Past  Overseen by
         Independent Trustee           Registrant    Time Served*                 5 Years                Trustee**
-------------------------------------  -----------  --------------  -----------------------------------  -----------
Michael Bozic (62)                     Trustee      Since April     Retired; Director or Trustee of the      123
c/o Mayer, Brown, Rowe & Maw                        1994            Morgan Stanley Funds and TCW/DW
Counsel to the Independent Trustees                                 Term Trust 2003; formerly Vice
1675 Broadway                                                       Chairman of Kmart Corporation
New York, NY                                                        (December 1998-October 2000),
                                                                    Chairman and Chief Executive
                                                                    Officer of Levitz Furniture
                                                                    Corporation (November 1995-November
                                                                    1998) and President and Chief
                                                                    Executive Officer of Hills
                                                                    Department Stores (May 1991-July
                                                                    1995); formerly variously Chairman,
                                                                    Chief Executive Officer, President
                                                                    and Chief Operating Officer
                                                                    (1987-1991) of the Sears
                                                                    Merchandise Group of Sears, Roebuck
                                                                    & Co.

Edwin J. Garn (70)                     Trustee      Since January   Director or Trustee of the Morgan        123
c/o Summit Ventures LLC                             1993            Stanley Funds and TCW/DW Term Trust
1 Utah Center                                                       2003; formerly United States
201 S. Main Street                                                  Senator (R-Utah) (1974-1992) and
Salt Lake City, UT                                                  Chairman, Senate Banking Committee
                                                                    (1980-1986); formerly Mayor of Salt
                                                                    Lake City, Utah (1971-1974),
                                                                    Astronaut, Space Shuttle Discovery
                                                                    (April 12-19, 1985) and Vice
                                                                    Chairman, Huntsman Corporation
                                                                    (chemical company); member of the
                                                                    Utah Regional Advisory Board of
                                                                    Pacific Corp.

Wayne E. Hedien (68)                   Trustee      Since           Retired; Director or Trustee of the      123
c/o Mayer, Brown, Rowe & Maw                        September 1997  Morgan Stanley Funds and TCW/DW
Counsel to the Independent Trustees                                 Term Trust 2003; formerly
1675 Broadway                                                       associated with the Allstate
New York, NY                                                        Companies (1966- 1994), most
                                                                    recently as Chairman of The
                                                                    Allstate Corporation (March 1993-
                                                                    December 1994) and Chairman and
                                                                    Chief Executive Officer of its
                                                                    wholly-owned subsidiary, Allstate
                                                                    Insurance Company (July
                                                                    1989-December 1994).

Independent Trustees:
      Name, Age and Address of
         Independent Trustee           Other Directorships Held by Trustee
-------------------------------------  -----------------------------------
Michael Bozic (62)                     Director of Weirton Steel
c/o Mayer, Brown, Rowe & Maw           Corporation.
Counsel to the Independent Trustees
1675 Broadway
New York, NY
Edwin J. Garn (70)                     Director of Franklin Covey (time
c/o Summit Ventures LLC                management systems), BMW Bank of
1 Utah Center                          North America, Inc. (industrial
201 S. Main Street                     loan corporation), United Space
Salt Lake City, UT                     Alliance (joint venture between
                                       Lockheed Martin and the Boeing
                                       Company) and Nuskin Asia Pacific
                                       (multilevel marketing); member of
                                       the board of various civic and
                                       charitable organizations.
Wayne E. Hedien (68)                   Director of The PMI Group Inc.
c/o Mayer, Brown, Rowe & Maw           (private mortgage insurance);
Counsel to the Independent Trustees    Trustee and Vice Chairman of The
1675 Broadway                          Field Museum of Natural History;
New York, NY                           director of various other business
                                       and charitable organizations.

Morgan Stanley Municipal Income Opportunities Trust III

TRUSTEE AND OFFICER INFORMATION continued

                                                                                                         Number of
                                                                                                         Portfolios
                                                                                                         in Fund
                                       Position(s)  Term of Office                                       Complex
      Name, Age and Address of          Held with   and Length of   Principal Occupation(s) During Past  Overseen by
         Independent Trustee           Registrant    Time Served*                 5 Years                Trustee**
-------------------------------------  -----------  --------------  -----------------------------------  -----------
Dr. Manuel H. Johnson (53)             Trustee      Since July      Chairman of the Audit Committee and      123
c/o Johnson Smick International, Inc.               1991            Director or Trustee of the Morgan
2099 Pennsylvania Avenue, N.W.                                      Stanley Funds and TCW/DW Term Trust
Suite 950                                                           2003; Senior Partner, Johnson Smick
Washington, D.C.                                                    International, Inc., a consulting
                                                                    firm; Co-Chairman and a founder of
                                                                    the Group of Seven Council (G7C),
                                                                    an international economic
                                                                    commission; formerly Vice Chairman
                                                                    of the Board of Governors of the
                                                                    Federal Reserve System and
                                                                    Assistant Secretary of the U.S.
                                                                    Treasury.

Michael E. Nugent (66)                 Trustee      Since July      Chairman of the Insurance Committee      214
c/o Triumph Capital, L.P.                           1991            and Director or Trustee of the
445 Park Avenue                                                     Morgan Stanley Funds and TCW/DW
New York, NY                                                        Term Trust 2003; director/trustee
                                                                    of various investment companies
                                                                    managed by Morgan Stanley
                                                                    Investment Management Inc. and
                                                                    Morgan Stanley Investments LP
                                                                    (since July 2001); General Partner,
                                                                    Triumph Capital, L.P., a private
                                                                    investment partnership; formerly
                                                                    Vice President, Bankers Trust
                                                                    Company and BT Capital Corporation
                                                                    (1984-1988).


      Name, Age and Address of
         Independent Trustee           Other Directorships Held by Trustee
-------------------------------------  -----------------------------------
Dr. Manuel H. Johnson (53)             Director of NVR, Inc. (home
c/o Johnson Smick International, Inc.  construction); Chairman and Trustee
2099 Pennsylvania Avenue, N.W.         of the Financial Accounting
Suite 950                              Foundation (oversight organization
Washington, D.C.                       of the Financial Accounting
                                       Standards Board); Director of RBS
                                       Greenwich Capital Holdings
                                       (financial holding company).
Michael E. Nugent (66)                 Director of various business
c/o Triumph Capital, L.P.              organizations.
445 Park Avenue
New York, NY

Morgan Stanley Municipal Income Opportunities Trust III

TRUSTEE AND OFFICER INFORMATION continued

Interested Trustees:
                                                                                                                    Number of
                                                                                                                    Portfolios
                                                                                                                    in Fund
                                     Position(s)       Term of Office                                               Complex
   Name, Age and Address of           Held with        and Length of                                                Overseen by
      Interested Trustee             Registrant         Time Served*   Principal Occupation(s) During Past 5 Years  Trustee**
------------------------------  ---------------------  --------------  -------------------------------------------  -----------
Charles A. Fiumefreddo (69)     Chairman of the Board  Since July      Chairman and Director or Trustee of the          123
c/o Morgan Stanley Trust        and Trustee            1991            Morgan Stanley Funds and TCW/DW Term Trust
Harborside Financial Center,                                           2003; formerly Chairman, Chief Executive
Plaza Two,                                                             Officer and Director of the Investment
Jersey City, NJ                                                        Manager, the Distributor and Morgan Stanley
                                                                       Services, Executive Vice President and
                                                                       Director of Morgan Stanley DW, Chairman and
                                                                       Director of the Transfer Agent, and
                                                                       Director and/or officer of various Morgan
                                                                       Stanley subsidiaries (until June 1998) and
                                                                       Chief Executive Officer of the Morgan
                                                                       Stanley Funds and the TCW/DW Term Trusts
                                                                       (until September 2002).

James F. Higgins (54)           Trustee                Since June      Director or Trustee of the Morgan Stanley        123
c/o Morgan Stanley Trust                               2000            Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center,                                           June 2000); Senior Advisor of Morgan
Plaza Two,                                                             Stanley (since August 2000); Director of
Jersey City, NJ                                                        the Distributor and Dean Witter Realty
                                                                       Inc.; Director of AXA Financial, Inc. and
                                                                       The Equitable Life Assurance Society of the
                                                                       United States (financial services);
                                                                       previously President and Chief Operating
                                                                       Officer of the Private Client Group of
                                                                       Morgan Stanley (May 1999-August 2000),
                                                                       President and Chief Operating Officer of
                                                                       Individual Securities of Morgan Stanley
                                                                       (February 1997-May 1999).

Philip J. Purcell (59)          Trustee                Since April     Director or Trustee of the Morgan Stanley        123
1585 Broadway                                          1994            Funds and TCW/DW Term Trust 2003; Chairman
New York, NY                                                           of the Board of Directors and Chief
                                                                       Executive Officer of Morgan Stanley and
                                                                       Morgan Stanley DW; Director of the
                                                                       Distributor; Chairman of the Board of
                                                                       Directors and Chief Executive Officer of
                                                                       Novus Credit Services Inc.; Director and/or
                                                                       officer of various Morgan Stanley
                                                                       subsidiaries.

Interested Trustees:
   Name, Age and Address of       Other Directorships Held by
      Interested Trustee                    Trustee
------------------------------  --------------------------------
Charles A. Fiumefreddo (69)     None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ
James F. Higgins (54)           None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ
Philip J. Purcell (59)          Director of American Airlines,
1585 Broadway                   Inc. and its parent company, AMR
New York, NY                    Corporation.

---------------------

 * Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

Morgan Stanley Municipal Income Opportunities Trust III

TRUSTEE AND OFFICER INFORMATION continued

Officers:
                                                      Term of
                                    Position(s)      Office and
    Name, Age and Address of         Held with       Length of
       Executive Officer            Registrant      Time Served*           Principal Occupation(s) During Past 5 Years
--------------------------------  ---------------  --------------  ------------------------------------------------------------
Mitchell M. Merin (49)            President and    President       President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas       Chief Executive  since May 1999  Investment Management (since December 1998); President,
New York, NY                      Officer          and Chief       Director (since April 1997) and Chief Executive Officer
                                                   Executive       (since June 1998) of the Investment Manager and Morgan
                                                   Officer since   Stanley Services; Chairman, Chief Executive Officer and
                                                   September 2002  Director of the Distributor (since June 1998); Chairman
                                                                   (since June 1998) and Director (since January 1998) of the
                                                                   Transfer Agent; Director of various Morgan Stanley
                                                                   subsidiaries; President (since May 1999) and Chief Executive
                                                                   Officer (since September 2002) of the Morgan Stanley Funds and TCW/DW Term Trust 2003; Trustee (since December 1999)
                                                                   and President and Chief Executive Officer (since October
                                                                   2002) of the Van Kampen Open-End Funds and President and
                                                                   Chief Executive Officer (since December 2002) of the Van
                                                                   Kampen Closed-End Funds; previously Chief Strategic Officer of the Investment Manager and Morgan Stanley Services and
                                                                   Executive Vice President of the Distributor (April 1997-June
                                                                   1998), and Vice President of the Morgan Stanley Funds and
                                                                   the TCW/DW Term Trusts (May 1997-April 1999), and Executive
                                                                   Vice President of Morgan Stanley.

Barry Fink (48)                   Vice President,  Since February  General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas       Secretary and    1997            (since December 2000) of Morgan Stanley Investment
New York, NY                      General Counsel                  Management; Managing Director (since December 2000), and
                                                                   Director (since July 1998) of the Investment Manager and
                                                                   Morgan Stanley Services; Assistant Secretary of Morgan
                                                                   Stanley DW; Vice President, Secretary and General Counsel of
                                                                   the Morgan Stanley Funds and TCW/DW Term Trust 2003 (since
                                                                   February 1997); Managing Director, Director and Secretary of
                                                                   the Distributor; previously, Vice President and Assistant
                                                                   General Counsel of the Investment Manager and Morgan Stanley
                                                                   Services (February 1997-December 2001).

Joseph J. McAlinden (60)          Vice President   Since July      Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                        1995            Investment Manager, Morgan Stanley Investment Management
New York, NY                                                       Inc. and Morgan Stanley Investments LP; Director of the
                                                                   Transfer Agent, Chief Investment Officer of the Van Kampen
                                                                   Funds.

Ronald E. Robison (64)            Vice President   Since October   Managing Director, Chief Administrative Officer and Director
1221 Avenue of the Americas                        1998            (since February 1999) of the Investment Manager and Morgan
New York, NY                                                       Stanley Services and Chief Executive Officer and Director of
                                                                   the Transfer Agent; previously Managing Director of the TCW
                                                                   Group Inc.

Thomas F. Caloia (57)             Treasurer        Since April     Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                           1989            Treasurer of the Investment Manager, the Distributor and
Harborside Financial Center,                                       Morgan Stanley Services; previously First Vice President of
Plaza Two,                                                         the Investment Manager, the Distributor and Morgan Stanley
Jersey City, NJ                                                    Services; Treasurer of the Morgan Stanley Funds.

Francis Smith (37)                Vice President   Since           Vice President and Chief Financial Officer of the Morgan
c/o Morgan Stanley Trust          and Chief        September 2002  Stanley Funds and TCW/DW Term Trust 2003 (since September
Harborside Financial Center,      Financial                        2002); Executive Director of the Investment Manager and
Plaza Two,                        Officer                          Morgan Stanley Services (since December 2001); previously
Jersey City, NJ                                                    Vice President of the Investment Manager and Morgan Stanley
                                                                   Services (August 2000-November 2001) and Senior Manager at
                                                                   PricewaterhouseCoopers LLP (January 1998-August 2000).

---------------------

* Each Officer serves an indefinite term, until his or her successor is elected.

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

[MORGAN STANLEY LOGO]

MORGAN STANLEY
Municipal Income
Opportunities Trust III

Annual Report
March 31, 2003


3851 3RPT-10850D03-AS-4/03